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                                                                    EXHIBIT 1.01




                         GUILFORD PHARMACEUTICALS INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                                          , 1997
                                                          ----------------

Oppenheimer & Co., Inc.
Alex. Brown & Sons Incorporated
Hambrecht & Quist LLC
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York 10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

         GUILFORD PHARMACEUTICALS INC., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of 3,250,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to grant to the Underwriters an option to purchase up to an additional 487,500 shares of Common Stock (the "Option Shares") from them for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

         1. SALE AND PURCHASE OF THE SHARES. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement:

                 (a) The Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a price of $__________ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I to this Agreement, subject to adjustment in accordance with Section 10 hereof.

                 (b) The Company grants to the several Underwriters an option to purchase all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day two days before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day two days before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         2. DELIVERY AND PAYMENT. Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer, certified or official bank check or checks payable in same-day funds drawn to the order of the Company, against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters, shall take place at the offices of Oppenheimer & Co., Inc., at Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, (a) on the third full business day following the first day that the Shares are traded, (b) if this Agreement is executed and delivered after 4:30 p.m. New York City Time, on the fourth business day following the date of this Agreement, or (c) at such other time or date, but not later than the fourth full business day following the Effective Date (as hereinafter defined), as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

         In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by wire transfer, certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in
Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(c) and shall be made available to the Representatives for




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checking and packaging, at such place as is designated by the Representatives, on the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

         3. REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-23001), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. The number of executed copies requested by you of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules), including the documents incorporated by reference therein, included at any time as a part of the Registration Statement. The Registration Statement, as amended at the time and on the date it became effective (the "Effective Date"), including all documents incorporated by reference therein and all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b), Rule 430A, Rule 434 and Rule 462(b) of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus, including the documents incorporated by reference therein, in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules).

         The Company understands that the Underwriters propose to make a public offering of the Shares in the United States, as set forth in and pursuant to the Prospectus and an offer of the Shares on a private placement basis in Canada in the provinces of British Columbia, Ontario and Quebec, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Canadian private placement shall be pursuant to an offering memorandum (the "Offering Memorandum") comprised of the Prospectus and a Canadian wrapper. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and Offering Memorandum and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Underwriter as follows:

                 (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus and the Offering Memorandum, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus or Offering Memorandum is filed with the Commission and on each Closing Date, the Registration Statement, the Prospectus and the Offering Memorandum (and any amendment thereof or supplement thereto) will comply in all material respects with the applicable provisions of the Securities Act and the Rules; the Registration Statement did not, as






                                       3.
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of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement, the Prospectus, nor the Offering Memorandum, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement, the Prospectus or the Offering Memorandum made in reliance upon, and in conformity with, information herein or otherwise furnished in writing to the Company by or on behalf of the Underwriters for use in the Registration Statement, the Prospectus or the Offering Memorandum. With respect to the preceding sentence, the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus, the Prospectus or the Offering Memorandum is the last paragraph on the cover page, the paragraphs with respect to stabilization and passive market making on the inside front cover page of the Prospectus, the names of the Underwriters and paragraphs 2, 4 and 5 contained under the caption "Underwriting" in the Prospectus. Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

                 (b) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data have been presented on a basis consistent with the financial statements so set forth in the Prospectus and other financial information.

                 (c) To the knowledge of the Company, KPMG Peat Marwick LLP, whose report is filed with the Commission as a part of the Registration Statement, are and, during the





                                       4.
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periods covered by their report, were independent public accountants as required by the Securities Act and the Rules.

                 (d) The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership or joint venture except for Gell Pharmaceuticals Inc., GPI Holdings Inc., GPI NIL Holdings Inc. and Holabird Holdings N.V. ("Holabird"). Holabird is a corporation duly organized under the laws of the Netherlands. Holabird is currently inactive and has no assets or liabilities. The Company and each such subsidiary or other entity (collectively, "Subsidiaries") is duly qualified as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect"). The qualification of the Company in Maryland is the only such qualification required. The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure of which to obtain would not have a Material Adverse Effect.

                 (e) Each of the Company and its Subsidiaries owns, or possesses adequate and enforceable rights to use, each of the patents listed in the Registration Statement and each preliminary prospectus under the caption "Business -- Patents and Proprietary Technology" (the "Patents") and, except as disclosed in the Registration Statement and the Prospectus, owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively with the Patents, "Intangibles") necessary for the conduct of its business as described and as contemplated in the Registration Statement and the Prospectus. Neither the Company nor any of its Subsidiaries has received any notice of any infringement of or conflict with, nor, to the Company's knowledge, has infringed, nor is infringing on asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                 (f) Except as disclosed in the Prospectus and for the security interest held by General Electric Capital Corporation ("GECC") on any equipment leased by the Company pursuant to the Master Lease Agreement with GECC, the Company and its Subsidiaries has good and marketable title to each of the items of personal property which are reflected in the financial statements referred to in Section 4(b) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the





                                       5.
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Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a Material Adverse Effect.

                 (g) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending or, to the Company's best knowledge, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or business of, the Company or its Subsidiaries (i) which is required to be disclosed in the Prospectus or (ii) which is reasonably likely to have a Material Adverse Effect.

                 (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company or its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) none of the Company or its Subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, none of the Company or its Subsidiaries has (1) issued any securities other than the issuance of securities pursuant to the exercise of options granted under stock option plans or agreements existing prior to the date of the latest balance sheet included in the Registration Statement and Prospectus or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (2) entered into any material transaction not in the ordinary course of business or
(3) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                 (i) There is no document or contract of a character required to be described in or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement described in the Registration Statement and the Prospectus or listed in the Exhibits to the Registration Statement or any document incorporated by reference therein is in full force and effect and is valid and enforceable by the Company in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a





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party or by which it or its properties or business may be bound or affected which default or event would have a Material Adverse Effect.

                 (j) None of the Company or its Subsidiaries is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect or of any term or provision of its Certificate of Incorporation or Bylaws.

                 (k) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or its Subsidiaries is a party or by which it or its Subsidiaries or any of their properties or businesses is bound or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or its Subsidiaries or violate any provision of the Certificate of Incorporation or Bylaws of the Company or its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

                 (l) The Company has authorized, and, at December 31, 1996 had outstanding, capital stock as set forth in the Registration Statement and Prospectus under the heading "Capitalization" in the Prospectus; there have been no changes in the outstanding capital stock of the Company since that date except to the extent that certain outstanding options and warrants set forth in the footnotes thereto may have been exercised. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly authorized and validly issued and fully paid and nonassessable. Except as disclosed in the Registration Statement and the Prospectus, there are no preemptive rights or any restriction upon the voting or transfer of any securities of the Company pursuant to its Certificate of Incorporation, Bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound. The issued shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest or, any other security interests, liens, encumbrances, equities or claims. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or its Subsidiaries or any such options, rights, convertible securities or obligations.





                                       7.
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                 (m)      There are no holders of securities of the Company
who, by reason of the filing of the Registration Statement under the Securities Act or the execution by the Company of this Agreement, have the right, not previously satisfied or waived, to request or demand that the Company register under the Securities Act such securities held by them. Certain shareholders and each director and executive officer of the Company, holding in the aggregate 3,742,889 shares of Common Stock and options to purchase 1,250,142 shares of Common Stock have delivered to the Representatives its, his or her enforceable written agreement (collectively, the "Lock-Up Agreements") that it, he or she will not, directly or indirectly, from the date thereof and until a period of 90 days, after the date of this Agreement, sell, offer, contract to sell, make a short sale, pledge, otherwise dispose of, or reduce its, his or her risk through the use of any option, put, call or other derivative security relative to, (collectively, "sell") any shares of Common Stock (or any securities convertible into or exchangeable or exercisable for any other rights to purchase or acquire Common Stock) owned by it, him or her, without the prior written consent of Oppenheimer & Co., Inc. To the knowledge of the Company, from March 7, 1997 through the date hereof, no such shareholder, officer or director has sold any of its Common Stock (or any securities convertible into or exchangeable or exercisable for other rights to purchase or acquire Common Stock) or reduce its, his or her risk through the use of any option, put, call or other derivative security relative to its Common Stock.

                 (n) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                 (o) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that any such officers will not remain in the employment of the Company. No collective bargaining agreement exists with any of the Company's or its Subsidiaries' employees and, to the knowledge of the Company, no such agreement is imminent.

                 (p) No transaction has occurred between or among the Company and any of its affiliates, its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus or any document incorporated by reference therein.





                                       8.
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                 (q)      The Company has not taken, nor will it take, directly
or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock of the Company.

                 (r) Each of the Company and its Subsidiaries has filed all Federal, state, local and foreign tax returns which were required to be filed to the date hereof, or has received extensions thereof, and such returns are each true, correct and complete in all material respects, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due, and there are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect.

                 (s) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (t) Neither the Company, its Subsidiaries, nor to the Company's knowledge, any director, officer, employee, agent or other person acting on behalf of the Company or its Subsidiaries, has, in the course of his actions for, or on behalf of, the Company violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                 (u) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the Securities Act or state securities or Blue Sky laws has been obtained or made and is in full force and effect).

                 (v) The Shares have been authorized for listing on The Nasdaq National Market.

                 (w) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives of the Underwriters.





                                       9.
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                 (x)      (i) Each of the Company and its Subsidiaries is in
compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, (ii) none of the Company or its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws, and
(iv) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

                 (y) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

         5. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                 (a) Notification that the Registration Statement has become effective shall have been received by the Representatives, and the Prospectus shall have been timely filed with the Commission in accordance with
Section 6(a)(i) of this Agreement.

                 (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                 (c) The representations and warranties of the Company contained in this Agreement and in the certificate delivered pursuant to
Section 5(d) hereof shall be true and correct in all material respects when made and on and as of each Closing Date as if made on such date, and the Company shall have performed all covenants and agreements and satisfied all the conditions in all material respects contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                 (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that (i) the signers of such certificate have examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct in all respects on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions





                                      10.

contained in this Agreement in all material respects required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Act.

                 (e) The Representatives shall have received from KPMG Peat Marwick LLP, on the date this Agreement is executed and on each Closing Date, a letter dated such date, in form and substance satisfactory to the Representatives and their counsel, to the effect that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and that:

                          (i)     in their opinion the audited financial
statements and the related financial statement schedules, if any, included in the Registration Statement and the Prospectus and covered by their reports therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                          (ii)    on the basis of a reading of the amounts
included in the Registration Statement and the Prospectus under the headings "Summary Financial Data" and "Selected Financial Data," carrying out certain procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                  (A)      the amounts in "Summary Financial
Data" and "Selected Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                                  (B)      with respect to the Company there
were, at a specified date not more than five business days prior to the date of the letter, any change in the capital stock of the Company, increase in long-term debt of the Company or decreases in net current assets of the Company or decreases in the stockholders' equity of the Company, as compared with the amounts shown on the Company's audited December 31, 1996 balance sheet included in the Registration Statement.

                          (iii)   they have performed certain other procedures
as may be permitted under Generally Acceptable Auditing Standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company; and





                                      11.

                          (iv)    based upon the procedures set forth in
clauses (ii) and (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Financial Data" and "Selected Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements, from which certain of such data were derived, nothing has come to their attention that give them reason to believe that the "Summary Financial Data" and "Selected Financial Data" included in the Registration Statement and Prospectus do not comply as to the form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived, or that the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

         References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented as of the date of the letter.

                 (f) The Representatives shall have received on each Closing Date from Hogan & Hartson, L.L.P., counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, stating in effect that:

                          (i)     Each of the Company and its Subsidiaries (as
used in this Section 5(f) only, the term "Subsidiaries" shall not be deemed to include Holabird) was incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing as a foreign corporation in Maryland.

                          (ii)    Each of the Company and its Subsidiaries has
the corporate power and corporate authority under its Certificate of Incorporation and the Delaware General Corporation Law, as amended (the "DGCL"), to own, lease, license and operate its assets and properties and conduct their business as it may be described in the Prospectus and with respect to the Company to enter into, deliver and perform this Agreement as of the date of such opinion and to issue and sell the Shares.

                          (iii)   Except as disclosed elsewhere in this
Agreement, the Company has authorized and outstanding capital stock as of the date of the Capitalization table in the Prospectus as set forth in the Prospectus under the heading "Capitalization"; there have been no changes in the outstanding capital stock of the Company since that date except to the extent that certain outstanding options and warrants set forth in the footnotes thereto may have been exercised and for the issuance of 750,000 shares of Common Stock to The Abell Foundation on March 5, 1997 upon exercise of its put right with respect to its ownership interest in Gell Pharmaceuticals Inc.; the form of certificate evidencing the Shares complies with the requirements of
Section 158 of the DGCL; all of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued and, assuming receipt of the consideration therefor as provided in resolutions of the Company's Board of Directors authorizing issuance thereof, are fully paid and nonassessable under the DGCL. There are no





                                      12.

statutory preemptive rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or its Subsidiaries pursuant to the Company's Certificate of Incorporation or Bylaws or any agreement filed as an exhibit to the Registration Statement. The Shares, when issued and sold pursuant to this Agreement, will be validly issued, fully paid and nonassessable under the DGCL. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of securities of the Company or any of its Subsidiaries. The issued shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims.

                          (iv)    To such counsel's knowledge, no holders of
securities of the Company have rights, which have not been waived or complied with, to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby.

                          (v)       This Agreement has been duly authorized,
executed and delivered by the Company.

                          (vi)    The execution, delivery and performance as of
the date hereof of this Agreement by the Company do not (i) violate the DGCL or the Certificate of Incorporation or the Bylaws of the Company or (ii) to such counsel's knowledge, breach or constitute a default under any contract or agreement filed as an exhibit to the Registration Statement, the Company's Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") or referenced in paragraph (xiii) hereof.

                          (vii)   No consent, approval, authorization or order
of any governmental or regulatory body is required for the performance of this Agreement by the Company as of the date of such opinion, except such as have been obtained under the Securities Act and such as may be required by the NASD pursuant to its Corporate Finance Rules or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters or such as may be required under the Investment Company Act (as to which no opinion need be expressed).

                          (viii)  The Registration Statement, all preliminary
prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and supporting schedules and other financial and statistical data derived therefrom included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules. In passing upon compliance as to form only, such counsel may assume that all statements made in the Registration Statement and the Prospectus are correct and complete.

                          (ix)    The Registration Statement has become
effective under the Securities Act; and, to such counsel's knowledge, no stop order suspending the effectiveness of





                                      13.

the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been made in the manner and within the time period required by such Rule 424(b).

                          (x)     The Shares have been authorized for listing
on The Nasdaq National Market System.

                          (xi)    The statements under the captions "Risk
Factors--Government Regulation and Product Approvals" and "Business-Government Regulation and Product Testing," insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

                          (xii)   The authorized Common Stock of the Company
conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                          (xiii)  The descriptions under the caption
"Business-Technology Licensing Agreements" of certain provisions of the agreement dated March 15, 1994 between Scios Inc. and the Company, the agreement dated March 18, 1994 between the Company and the Research Triangle Institute, the agreement dated June 25, 1996 between the Company, MIT and Johns Hopkins, the agreement dated July 17, 1996 between the Company and Johns Hopkins, the and the agreements dated January 2, 1996 and February 5, 1996 between the Company and Johns Hopkins are accurate in all material respects.

                 To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of the counsel satisfactory to the Representatives as to matters which are governed by laws other than the DGCL or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

         Based solely upon an officers' certificate and such counsel's review of its litigation docket and an inquiry of attorneys who provide services to the Company, such counsel also shall confirm that, to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or its Subsidiaries except as set forth on Schedule II attached hereto.

         In addition, such counsel shall state that during the course of the preparation of the Registration Statement, such counsel participated in conferences with officers and other representatives of the Company, with representatives of the independent public accountants of





                                      14.

the Company and with you and your representatives. While such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy, completeness, or fairness of the statements in the Registration Statement or Prospectus (except as specified in opinions (xi), (xii) and (xiii), such counsel may state on the basis of these conferences and its activities as counsel to the Company in connection with the Registration Statement that no facts have come to such counsel's attention which cause such counsel to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of any Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) there are any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to therein or so filed or (iii) there are no contracts or documents of a character required to be filed as an exhibit to the Company's Report on Form 10-K pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; provided that in making the foregoing statements (which shall not constitute an opinion), such counsel shall not be required to express any view as to patent or trademark matters or the financial statements and supporting schedules and other financial and statistical information, and data derived therefrom included in or omitted from the Registration Statement or the Prospectus.

                 (g) The Representatives shall have received on each Closing Date from Nath & Associates, patent counsel for the Company, an opinion addressed to the Representatives and dated such Closing Date, and stating in effect that:

                          (i)     The statements in the Prospectus and
Registration Statement under the captions "Risk Factors - Uncertainty Regarding Patents and Proprietary Technology," "Business - Patents, and Proprietary Technology," and "Business-Technology License Agreements" have been reviewed by such patent counsel and are accurate in all material respects and fairly present the information disclosed therein.

                          (ii)    To the best of such patent counsel's
knowledge, after due inquiries, such patent counsel believes the Registration Statement and the Prospectus do not contain any untrue statement of material fact, or do not omit to state any material fact which would be required to be stated in the Registration Statement and the Prospectus or are necessary to make the statements therein not misleading.

                          (iii)   Except as disclosed in the Prospectus, the
Company has obtained all material intellectual property licenses required for the conduct of its business and, to the best of such patent counsel's knowledge, after due inquiry, such licenses are in full force and effect and the Company is complying therewith in all material respects.

                          (iv)    Except as, and to the extent set forth, in
the Prospectus, to the best of such patent counsel's knowledge, after due inquiry, the Company is not under any obligation





                                      15.

to pay to any third party royalties or fees of any kind whatsoever with respect to such technology or any related intellectual properties developed, employed, or used in the present conduct of the Company's affairs.

                          (v)     To the best of such patent counsel's
knowledge, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the rights of the Company with respect to the Company's patents, trademarks and intellectual property licenses.

                 (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel, and the Underwriters shall have received from Cooley Godward LLP, counsel for the Underwriters, an opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Cooley Godward LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person described in Section 4(m).

         6.      COVENANTS OF THE COMPANY.

                 (a) The Company covenants and agrees with the several Underwriters as follows:

                          (i)     The Company shall prepare the Prospectus in a
form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information,
(iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.





                                      16.

                          (ii)    If, at any time when a prospectus relating to
the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (i) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                          (iii)   The Company shall make generally available to
its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an income statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                          (iv)    The Company shall furnish to the
Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                          (v)     The Company shall cooperate with the
Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with this offering under the state Blue Sky laws of such jurisdictions (including in Canada the provinces of British Columbia, Ontario and Quebec) as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                          (vi)    For a period of five years after the date of
this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the





                                      17.

Company may from time to time distribute generally to the holders of any class of its capital stock and furnish to the Representatives a copy of each annual and other report it shall be required to file with the Commission.

                          (vii)   Without the prior written consent of the
Representatives, for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission, or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement, the issuance of shares pursuant to the Company's existing stock option plans (as amended or supplemented from time to time), existing employee share purchase plan or existing separate stock option agreements exchange rights or warrants, in each case if disclosed in the Prospectus, or the issuance of Common Stock in connection with a corporate partnering transaction if such shares may not be sold or transferred by such corporate partner prior to the expiration of the 90-day period set forth herein. In the event that, during this period, any shares are issued to any of the Company's officers or directors pursuant to the Company's existing stock option plan or employee share purchase plan, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, directly or indirectly, without the prior written consent of Oppenheimer & Co., Inc., sell, offer, contract to sell, make a short sale, pledge, otherwise dispose of, or reduce its, his or her risk through the use of any option, put, call or other derivative security relative to, any shares of Common Stock (or any securities convertible into or exchangeable or exercisable for any other rights to purchase or acquire Common Stock other than shares of Common Stock issuable upon exercise of outstanding options) owned by such person.

                          (viii)  On or before completion of this offering, the
Company shall make all filings required under applicable securities laws and by Nasdaq.

                 (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses of the Company incident to the public offering of the Shares in the United States and the private placement of the Shares in Canada and the performance of the obligations of the Company under this Agreement including those relating to:
(i) the preparation, printing, filing and distribution of the Registration Statement, including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Representatives;
(iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in
Section 6(a)(v), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents





                                      18.

required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(a)(vi); (vii) the inclusion of the Shares for quotation on the Nasdaq National Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

         7.      INDEMNIFICATION.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or under Canadian securities law in the provinces of British Columbia, Ontario and Quebec against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state or provincial law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, the Offering Memorandum or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any breach of the representations and warranties set forth in Section 4 hereof; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus or the Offering Memorandum, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein and; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or any person controlling such Underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares





                                      19.

to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page, in the paragraphs relating to stabilization and passive market making on the inside front cover page of the Prospectus, the list of Underwriters and the statements contained in paragraphs 2, 4 and 5 under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

                 (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise other than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have





                                      20.

employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of one counsel shall for all similarly situated indemnified parties be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not unreasonably be withheld.

         8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) or 7(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting commissions but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to
(y) the underwriting commissions received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities





                                      21.

Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise (except as specifically provided in Section 7(c)). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent; provided, however, that such consent shall not be unreasonably withheld. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

         9. TERMINATION. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time:

                 (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will materially disrupt, the securities markets;
(ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of intentional conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or Nasdaq has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been imposed, by said exchanges or by order of the Commission, the NASD or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority, or

                 (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                 If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and





                                      22.

disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

         10. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                 (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                 (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

         In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(b), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the





                                      23.

Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         11. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention:
Peter J. Crowley, with a copy to Gregory C. Smith, Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California 94111, facsimile (415) 951-3699 and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Michael J. Silver, Hogan & Hartson, L.L.P., 111 South Calvert, Suite 1600, Baltimore, Maryland 21202, facsimile (410) 539-6981.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.





                                      24.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                               Very truly yours,


                                               GUILFORD PHARMACEUTICALS INC.



                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------


The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


OPPENHEIMER & CO., INC.
ALEX. BROWN & SONS INCORPORATED
HAMBRECHT & QUIST LLC


As Representatives of the several
Underwriters named in Schedule I.

By:  OPPENHEIMER & CO., INC.



By:
   -------------------------------------

Title:
      ----------------------------------






                                      25.

                                   SCHEDULE I



                                                                                   NUMBER OF FIRM
 NAME OF UNDERWRITER                                                           SHARES TO BE PURCHASED
 Oppenheimer & Co., Inc.
 Alex. Brown & Sons Incorporated
 Hambrecht & Quist LLC





 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                    =============

                                                                                      3,250,000